Exhibit (q)(1)

POWER OF ATTORNEY

The undersigned Trustee of Third Avenue Variable Series Trust (the “Trust”) hereby appoints each of Joel L. Weiss, President of the Trust and T. Richard Keyes, Treasurer of the Trust, as attorney-in-fact and agent, in all capacities, to execute and to file any Registration Statement of the Trust and any and all amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, covering, among other things, the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including offerings in connection with a reorganization, also including all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 17th day of October, 2019.

/s/ Robert J. Christian
Robert J. Christian

POWER OF ATTORNEY

The undersigned Trustee of Third Avenue Variable Series Trust (the “Trust”) hereby appoints each of Joel L. Weiss, President of the Trust and T. Richard Keyes, Treasurer of the Trust, as attorney-in-fact and agent, in all capacities, to execute and to file any Registration Statement of the Trust and any and all amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, covering, among other things, the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including offerings in connection with a reorganization, also including all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 17th day of October, 2019.

/s/ Iqbal Mansur
Iqbal Mansur

POWER OF ATTORNEY

The undersigned Trustee of Third Avenue Variable Series Trust (the “Trust”) hereby appoints each of Joel L. Weiss, President of the Trust and T. Richard Keyes, Treasurer of the Trust, as attorney-in-fact and agent, in all capacities, to execute and to file any Registration Statement of the Trust and any and all amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, covering, among other things, the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including offerings in connection with a reorganization, also including all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 17th day of October, 2019.

/s/ Nicholas M. Marsini, Jr.
Nicholas M. Marsini, Jr.

POWER OF ATTORNEY

The undersigned Trustee of Third Avenue Variable Series Trust (the “Trust”) hereby appoints each of Joel L. Weiss, President of the Trust and T. Richard Keyes, Treasurer of the Trust, as attorney-in-fact and agent, in all capacities, to execute and to file any Registration Statement of the Trust and any and all amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, covering, among other things, the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including offerings in connection with a reorganization, also including all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 17th day of October, 2019.

/s/ Stephen M. Wynne
Stephen M. Wynne

POWER OF ATTORNEY

The undersigned Trustee of Third Avenue Variable Series Trust (the “Trust”) hereby appoints each of Joel L. Weiss, President of the Trust and T. Richard Keyes, Treasurer of the Trust, as attorney-in-fact and agent, in all capacities, to execute and to file any Registration Statement of the Trust and any and all amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, covering, among other things, the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including offerings in connection with a reorganization, also including all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, including applications for exemptive order rulings. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee hereby executes this Power of Attorney as of this 17th day of October, 2019.

/s/ Nancy B. Wolcott
Nancy B. Wolcott